                                                                     EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the use in this Form 8-K of our report dated March 31, 1995, relating to the balance sheet as of January 31, 1995 of Custom Coating and Laminating Corporation and the related statements of income and retained earnings and cash flows for the twelve month period ended January 31, 1995 which appear in this Form 8-K.




PRICE WATERHOUSE LLP




                                      19